UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 5.07 below, on June 13, 2016, at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of Puma Biotechnology, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), deleting Article 8 of the Certificate of Incorporation, which eliminates the mandatory indemnification of all persons covered by Section 145 of the General Corporation Law of the State of Delaware. The Second Amended and Restated Certificate of Incorporation of the Company, which integrates the approved amendment to the Certificate of Incorporation, became effective upon its filing with the Secretary of State of the State of Delaware on June 14, 2016. The foregoing description is qualified in its entirety by the full text of the Second Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The 2016 Annual Meeting was held at 1:00 p.m. Pacific Daylight Time on June 13, 2016 at the Luxe Sunset Boulevard Hotel in Los Angeles, California.

(b) The following proposals were voted upon at the 2016 Annual Meeting and the final voting results with respect to each such proposal are set forth below:

Proposal 1:	The stockholders elected the five nominated directors identified below, each to serve and to hold office for a one-year term until the close of the Company’s next annual meeting of stockholders in 2017, or until a successor has been duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Alan H. Auerbach	27,604,476	260,673	1,437,300
Jay M. Moyes	27,229,332	635,817	1,437,300
Adrian M. Senderowicz	27,483,717	381,432	1,437,300
Troy E. Wilson	27,435,231	429,918	1,437,300
Frank E. Zavrl	27,608,138	257,011	1,437,300

Proposal 2:	The stockholders ratified the selection of PKF Certified Public Accountants, a Professional Corporation, as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
28,964,928	28,535	308,986	0

Proposal 3:	The stockholders did not approve an amendment to the Company’s Certificate of Incorporation to eliminate the ability of stockholders to act by written consent.

For	Against	Abstain	Broker Non-Votes
12,368,720	15,478,899	17,530	1,437,300

Proposal 4:	The stockholders approved an amendment to the Company’s Certificate of Incorporation to eliminate the mandatory indemnification of all persons covered by Section 145 of the General Corporation Law of the State of Delaware.

For	Against	Abstain	Broker Non-Votes
28,789,555	197,024	315,870	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: June 15, 2016	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 14, 2016